SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) April 13, 2004
                                                          --------------


                       INTERNATIONAL IMAGING SYSTEMS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)


        Delaware                        000-25413                65-0854589
------------------------------     ---------------------     -------------------
(State of other Jurisdition of     (Commission file no.)       (IRS employer
     of incorporation)                                       identification no.)


6689 N.W, 16th Terrace, Ft. Lauderdale, FL                         33309
------------------------------------------                   -------------------
 (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (954) 978-9090
                                                           ---------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 5.  Other Events.

         On April 13, 2004, our board of directors approved the spin-off of all of the shares we own of our wholly-owned subsidiary Renewable Assets, Inc., the successor to our promotional services line of business. The promotional services line of business presently consists of marketing pre-owned, brand name photocopy machines for an unrelated office furniture company pursuant to a marketing services agreement. In the spin-off transaction, we will distribute to our stockholders one-half share of the common stock of Renewable Assets, Inc. for each share of our common stock owned by such stockholder on April 14, 2004. We intend to complete the spin-off transaction prior to October 31, 2004, but the spin-off transaction could be delayed. We will provide additional information to our stockholders as required by applicable law.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements. None.

         (b)  Pro Forma Financial Information. None

         (c)  Exhibits. None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNATIONAL IMAGING SYSTEMS, INC.

Date:  April 29, 2004
                                             /s/ C. LEO SMITH
                                            ------------------------------------
                                            C. Leo Smith
                                            Chief Executive Officer

                                       3